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                                            JOHN HANCOCK
                                            VARIABLE SERIES TRUST I

                                            Total Return Bond Fund

                                            SUPPLEMENT DATED JUNE 2, 2003
                                            TO
                                            PROSPECTUS DATED MAY 1, 2003

                                            This supplement revises the section
                                            in the prospectus for the John
                                            Hancock Variable Series Trust I that
                                            describes the investment strategy
                                            for the Total Return Bond Fund.

                                            In the Goal and Strategy section for
                                            that Fund, on page 68 of the
                                            prospectus, we have replaced the
                                            second, third and fourth paragraphs
                                            with the following information:


The manager makes ongoing decisions regarding the Fund's maturity, sector and security exposures. The manager uses proprietary fundamental research, economic analysis and quantitative tools to:

o Determine the appropriate interest rate sensitivity and maturity exposures of the Fund based on secular and cyclical trends in the economy and financial markets; and

o Identify attractively priced bond markets, sectors and securities that will benefit from these trends.

The manager evaluates bonds of all quality and maturity levels and the Fund normally has:

o    an average credit rating of "A" or higher;

o    no more than 20% of the its assets in high yield bonds; and

o no more than 30% of its assets in non-U.S. dollar denominated foreign developed and emerging markets bonds.

The Fund may have significant exposure to derivatives (investments whose value is based on indices or other securities), such as forwards, futures, options and swaps. The manager actively uses a variety of derivatives techniques and instruments to manage the Fund's credit risk, average maturity and interest rate sensitivity, to achieve exposure to a specific market sector and/or to implement foreign currency strategies. Currency management strategies are primarily used for hedging purposes and to protect against changes in foreign currency exchange rates.


                 Managed by John Hancock Life Insurance Company
                               John Hancock Place
                                Boston, MA 02119



                You should retain a copy of this Supplement and
                      the prospectus for future reference.